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                                                                  EXHIBIT 10.7.4

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                          EXERCISABLE AFTER 9:00 A.M.,
                     UNITED STATES EASTERN TIME ZONE TIME,
                              ON MARCH 3, 1999
                                AND PRIOR TO
            5:00 P.M., UNITED STATES EASTERN TIME ZONE, MARCH 3, 2004


                                                                 12,500 Warrants

                         AMERICAN CARD TECHNOLOGY, INC.


                                     WARRANT

This warrant certificate (the "Warrant Certificate") certifies that Raymond A. Roncari or registered assigns, is the registered holder of warrants to purchase, at any time commencing on March 3, 1999 and continuing until 5:00 P.M., United States Eastern Time Zone, on March 3, 2004 (the "Expiration Date"), up to 12,500 fully-paid and non-assessable shares, subject to adjustment in accordance with
Article 7 hereof (the "Warrant Shares"), of the common stock, par value $.001 per share (the "Common Stock"), of American Card Technology, Inc., a Delaware corporation (the "Company"), subject to the terms and conditions set forth herein. The warrants represented by this Warrant Certificate and any warrants resulting from a transfer or subdivision of the warrants represented by this Warrant Certificate shall sometimes hereinafter be referred to, individually, as a "Warrant" and, collectively, as the "Warrants."

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     1.   EXERCISE OF WARRANTS.
          (a) Each Warrant is initially exercisable to purchase one Warrant Share at an initial exercise price per Warrant Share of eighty percent (80%) of the per share Market Price (as defined in Section 1(b) hereof) of the Common Stock on the exercise date, subject to adjustment as set forth in Article 7 hereof, payable in cash or by check to the order of the Company, or any combination of cash or check. Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (presently located at 1355 Terrell Mill Road, Building 1462, Suite 200, Marietta, Georgia 30067) the registered holder hereof (the "Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of Common Stock). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable hereunder.

          (b) "Market Price" at any date (the "Applicable Date") shall be deemed to be the average of the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the NASDAQ National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, the closing bid price as furnished by the National Association of Securities Dealers, Int. through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ or a similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the day immediately preceding the Applicable Date, the day of the Applicable Date and the day immediately after the Applicable Date.

     2. CASHLESS EXERCISE. At any time until the Expiration Date, the Holder may, at its option, exchange the Warrants represented by this Warrant Certificate, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section 2, by surrendering this Warrant Certificate at the principal office of the Company accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate (a "Remainder Warrant Certificate") of like tenor evidencing the Warrants which were subject to the surrendered Warrant Certificate and not included in the Warrant Exchange, shall be issued as of the Exchange Date and delivered to the Holder within three (3) business days following the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant Certificate shall represent the right to subscribe for and acquire (I) the number of Warrant Shares (rounded to the next highest integer) equal to (A) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the Total Warrant Share Number") less (B) the number of Warrant Shares equal to the quotient obtained by dividing (i) the product of the Total Warrant Share Number and the existing Exercise Price per Warrant

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Share by (ii) the current Market Price (as hereinafter defined) of a share of Common Stock, and (II) a Remainder Warrant Certificate, if applicable.

     3. ISSUANCE OF CERTIFICATES. Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares purchased pursuant to such exercise shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 4 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and, upon exercise of the Warrants, the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

     The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

     "The securities represented by this certificate and/or the securities issuable upon exercise thereof have not been registered under the Securities Act-of 1933, as amended ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the issuer of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available."

     4. RESTRICTION ON TRANSFER OF WARRANTS. The Holder of this Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants and the Warrant Shares issuable upon exercise of the Warrants are being acquired as an investment and not with a view to the distribution thereof.

     5. REGISTRATION RIGHTS. In the event that, at some date after the closing of an initial public offering of the Company's securities, the Company determines to sell securities of the Company, for its own account or for the account of others, in a registered public offering involving an underwriting, the Company shall give prompt written notice thereof to the Holder, and if the Holder shall so request in writing within twenty (20) days after receipt of any such notice, the Company shall include in such registration all Warrant Shares that the Holder so requests to be registered thereunder. The Company, at the written request of the underwriters, may limit such sales under any registration statement. The Company and the Holder shall provide the underwriters with all requisite indemnities, comfort letters, or such other documents as such underwriters may request. The Company shall bear all of the expenses of any such registration and sale, except that the Holder shall bear and pay (i) the underwriters' discount attributable to the Warrant Shares sold by the Holder, and (ii) Holder's attorney's fees.

     6.   PRICE.

          6.1 INITIAL AND ADJUSTED EXERCISE PRICE. The initial exercise price of each Warrant shall be eighty percent (80%) of the per share Market Price of the Common Stock on the exercise date, per Warrant Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of
Article 7 hereof.

          6.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

     7.   ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

          7.1 DIVIDENDS AND DISTRIBUTIONS. In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall be reduced to a price determined by (i) dividing an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale. For purposes of any computation to be made in accordance with the provisions of this Article 7.1, the shares of Common Stock issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of shareholders entitled to receive such dividend or distribution.

          7.2 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

          7.3 ADJUSTMENT IN NUMBER OF WARRANT SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full share of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          7.4 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in nominal value to no nominal value, or from no nominal value to nominal value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and. number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the

Warrants immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

          7.5 DETERMINATION OF OUTSTANDING COMMON STOCK. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights and warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

     8. REDEMPTION. The Warrants are redeemable by the Company in whole or in part, on not less than thirty (30) days, prior written notice at a redemption price of $.10 per Warrant at any time commencing March 3, 2000, provided that the closing bid quotation price of the Common Stock on each of the twenty (20) trading days ending on the third day prior to the day on which the Company gives notice of redemption has been at least $18.00. The redemption notice shall be mailed to the Holders of the Warrants at their addresses appearing in the Warrant register. Holders of the Warrants will have exercise rights until the close of business on the date fixed for redemption.

     9. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES. This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     10. ELIMINATION OF FRACTIONAL INTERESTS. The Company. shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up, if such fraction is greater than one-half, or down, if such fraction is equal to or less than one-half, to the nearest whole number of shares of Common Stock to which the Holder is otherwise entitled.

     11. RESERVATION OF SHARES. The Company covenants and agrees that it will at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrants, for issuance upon such exercise, and that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

     12. NOTICES TO WARRANT HOLDERS. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional Common Stock or other shares of capital stock of the Company or securities convertible into or exchangeable for Common Stock or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13.  NOTICES     All notices, requests, consents and other communications
hereunder shall be in writing and shall be deemed to have been duly made when personally delivered or sent by registered or certified mail (return receipt requested, postage prepaid), facsimile transmission or overnight courier:

          (a) if to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) if to the Company, to the address set forth in Article 1 of this Agreement or to such other address as the Company may designate by notice to the Holders.

     14. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

     15.  GOVERNING LAW

          15.1 CHOICE OF LAW. This Warrant Certificate shall be deemed to have been made and delivered in the State of Georgia and, except to the extent the Delaware General Corporation Law shall mandatorily apply, shall be governed as to validity, interpretation, construction, effect and in all other respects with the substantive laws of the State of Georgia, without giving effect to the choice of laws rules thereof.

          15.2 JURISDICTION AND SERVICE OF PROCESS. The Company and the Holder each (a) agree that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate shall be instituted exclusively in the Georgia Superior Court, Judicial Circuit of Cobb County or in the United States District Court for the Northern District of Georgia, Atlanta Division, (b) waive any objection which the Company or such Holder may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (c) irrevocably consent to the jurisdiction of the Georgia Superior Court, Judicial Circuit of Cobb County and the United States District Court for the Northern District of Georgia, Atlanta Division, in any such suit, action or proceeding. The Company and the Holder each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Georgia Superior Court, Judicial Circuit of Cobb County or in the United States District Court for the Northern District of Georgia, Atlanta Division, and agree that service of process upon the Company or the Holder mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding. FURTHER, BOTH THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THE TERMS OF THIS WARRANT CERTIFICATE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSSCLAIM ASSERTED IN ANY SUCH ACTION.


     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, as of this 3rd day of March, 1998.


SIGNED, SEALED, AND DELIVERED
IN THE PRESENCE OF:                     AMERICAN CARD
                               TECHNOLOGY, INC.



     /s/ Sharon Churchill                    By:       /s/ Lawrence O. Perl
-----------------------------                     ----------------------------
                                                  Lawrence O. Perl
                                                  Its Chief Executive Officer
---------------------------------